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                            Exhibit 32
                  Sarbannes-Oxley certification
                  -----------------------------


                      CERTIFICATION PURSUANT TO:
                       18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Alfa International Holdings Corp. on Form 10-QSB for the period ended September 30, 2005 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, the undersigned certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Alfa International Holdings Corp.




/s/Frank J. Drohan
------------------
Frank J. Drohan
Chief Executive & Financial Officer

Dated: November 18, 2005



The originally executed copy of this Certification will be maintained at the Company's offices and will be made available for inspection upon request.

                                 E-21